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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	0-12014 (Commission File Number)	98-0017682 (IRS Employer Identification No.)
111 St. Clair Avenue West Toronto, Ont., Canada (Address of principal executive offices)	M5W 1K3 (Zip Code)

Registrant's telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

        ITEM 9.    Regulation FD Disclosure.

        Imperial Oil Limited (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the chief financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: May 12, 2003	By: /s/ Paul A. Smith Name: Paul A. Smith Title: Controller and Senior Vice-President, Finance and Administration
Date: May 12, 2003	By: /s/ John Zych Name: John Zych Title: Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification by chief executive officer of Periodic Financial Report pursuant to 18 U.S.C. Section 1350
99.2	Certification by chief financial officer of Periodic Financial Report pursuant to 18 U.S.C. Section 1350

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SIGNATURES
INDEX TO EXHIBITS